     UNIVERSAL INSTITUTIONAL FUNDS, INC. - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 - DECEMBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

 Walgreen Co.    07/14/08         -        $99.610    $1,300,000,000.00      47,500      0.03%      0.08%     Banc of      JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                                Loop
                                                                                                               Capital
                                                                                                             Markets, LC

 Dupont El       07/23/08         -        $99.960    $1,250,000,000.00     465,000      0.03%      0.08%      Credit        Goldman
Nemour Note                                                                                                    Suisse,        Sachs
  6.00% due                                                                                                    Goldman,
 07/15/2018                                                                                                 Sachs & Co.,
                                                                                                                Morgan
                                                                                                               Stanley,
                                                                                                                Banc of
                                                                                                                America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                               JPMorgan,
                                                                                                                 ,RBS
                                                                                                               Greenwich
                                                                                                               Capital,
                                                                                                               Citi, ING
                                                                                                              Wholesale,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                              Securities,
                                                                                                                 HSBC,
                                                                                                              Mitsubishi
                                                                                                                  UFJ
                                                                                                              Securities,
                                                                                                                Mizuho
                                                                                                              Securities
                                                                                                               USA Inc.,
                                                                                                               Santander
                                                                                                              Investment,
                                                                                                                Scotia
                                                                                                               Capital,
                                                                                                               Standard
                                                                                                               Chartered
                                                                                                               Bank, UBS
                                                                                                              Investment
                                                                                                               Bank, The
                                                                                                               Williams
                                                                                                                Capital
                                                                                                              Group, L.P.

IBM Corp.        10/09/08         -        $98.890    $1,000,000,000.00     700,000      0.07%      0.05%     Banc of       Barclays
8.00% due                                                                                                     America       Capital
10/15/2038                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

IBM Corp.        10/09/08         -        $98.890    $1,000,000,000.00     500,000      0.03%      0.09%     Banc of       Barclays
8.00% due                                                                                                     America       Capital
10/15/2038                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                            BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner     11/13/08         -        $98.465    $1,250,000,000.00     575,000      0.04%      0.11%      Citi,       Citigroup
 Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                   Bank
due 2/14/2019                                                                                               Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                             USA Inc.,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                             Co., Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                            LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                                BNP
                                                                                                              PARIBAS,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Utendahl
                                                                                                              Capital
                                                                                                            Group, LLC,
                                                                                                                Loop
                                                                                                              Capital
                                                                                                            Markets, LLC

  Procter &      12/15/08         -        $99.978    $2,000,000,000.00    1,435,000     0.07$      0.27%        Citi,       Goldman
  Gamble Co.                                                                                                    Goldman,      Sachs
  Note 4.600%                                                                                                  Sachs &
due 01/15/2014                                                                                               Co., Morgan
                                                                                                               Stanley,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                               Merrill
                                                                                                               Lynch &
                                                                                                              Co., HSBC,
                                                                                                             J.P.Morgan,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                               Banc of
                                                                                                               America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                Credit
                                                                                                             Suisse, The
                                                                                                               Williams
                                                                                                               Capital
                                                                                                             Group, L.P.